UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 2, 2007

                         IPORUSSIA, INC
_________________________________________________________________
     (Exact name of registrant as specified in its charter)

                            Delaware
_________________________________________________________________
          (State or other jurisdiction of incorporation)

             000-51076                       38-3649127
_________________________________________________________________
 (Commission file number)      (IRS Employer Identification No.)

    12 Tompkins Avenue, Jericho, New York           11753
_________________________________________________________________
   (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (516) 937-6600

                         Not Applicable
_________________________________________________________________
  (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange
  Act (17 CFR 240.14a-12)

* Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02  Departure of Directors or Principal Officers; Election
           of Directors; Appointment of Principal Officers.

      On January 2, 2007, the Registrant was informed of the untimely demise of its Executive Vice President, Treasurer, Secretary and Director, Leonard W. Suroff. Mr. Suroff died in New York on December 26, 2006 during the year end holiday period. Mr. Suroff was Treasurer, Secretary and a Director of the Company since its inception in April, 2002 and Executive Vice President since February, 2003. As an Attorney admitted to practice in the State of New York, in addition to his duties as an officer and Director of the Company, Mr. Suroff rendered various legal services during his affiliation with the Company.



                            SIGNATURE

         Pursuant to the requirements of the Securities  Exchange
Act  of  1934, the Registrant has duly caused this report  to  be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.


                         IPORUSSIA, INC.


Date: January 5, 2007    By: /s/ Vladimir F. Kuznetzov
                             ____________________________________
                             Vladimir F. Kuznetzov, President/CEO














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